                                                                   EXHIBIT 10.17


                              Dated 3 April, 1998











                (1)     HERMES EUROPE RAILTEL (IRELAND) LIMITED


                (2)     AT&T-UNISOURCE COMMUNICATIONS
                        SERVICES v.o.f.










                        TRANSMISSION CAPACITY AGREEMENT











                                 Final Version
                                    DC200107

                                    CONTENTS
                                    --------

1.   Scope and Term of the Agreement...........................................1

2.   Transmission Capacity.....................................................2

3.   Provision of Transmission Capacity........................................2

4.   Obligations...............................................................2

5.   Charges and Billing.......................................................3

6.   Service Quality...........................................................4

7.   Liability.................................................................5

8.   Force Majeure.............................................................5

9.   Suspension and Early Termination..........................................6

10.  Information and Confidentiality...........................................7

11.  Intellectual Property Rights..............................................8

12.  Assignment................................................................9

13.  Definition and Interpretation.............................................9

14.  Entire Contract..........................................................10

15.  Variation................................................................10

16.  No Waiver................................................................10

17.  No Partnership...........................................................10

18.  Survival.................................................................10

19.  Severability.............................................................10

20.  Notices..................................................................11

21.  Dispute Resolution and Governing Law.....................................12

SCHEDULE 1: SERVICE LEVEL GUARANTEES..........................................15

1.   Delivery.................................................................15

2.   Availability Guarantees..................................................16

SCHEDULE 2: SERVICE MANAGEMENT PROCESSES......................................17

SCHEDULE 3: CAPACITY ORDER FORMS (SAMPLE).....................................18

SCHEDULE 4: PRICING...........................................................19

PART I: INITIAL COMMITMENT....................................................19

PART II: PRICE REVIEW AND FURTHER ORDERING....................................20


TRANSMISSION CAPACITY AGREEMENT


This Agreement made this 3rd day of April 1998

BETWEEN:

HERMES EUROPE RAILTEL (IRELAND) LIMITED, a company incorporated with limited liability under the laws of the Republic of Ireland with company number 276431 and whose registered office is 2 Harbourmaster Place, Custom House Dock, Dublin 1, Ireland,

(hereinafter referred to as "HER");

and

AT&T-UNISOURCE COMMUNICATIONS SERVICES V.O.F., a general partnership, incorporated under the laws of the Netherlands and having its registered office at Spicalaan 1-59, 2123 JG Hoofddorp, the Netherlands,

(hereinafter referred to as "AT&T-Unisource"),

WHEREAS

A. HER leases Transmission Capacity to telecommunications operators and other service providers as a "carriers' carrier";

B. AT&T-Unisource is a telecommunications operator desiring to procure such capacity from HER;

NOW THEREFORE the parties hereto HAVE AGREED AS FOLLOWS:

1.   SCOPE AND TERM OF THE AGREEMENT

1.1 HER agrees to lease Transmission Capacity to AT&T-Unisource, subject to the terms and conditions set out below.

1.2 This Agreement shall enter into effect on execution by the Parties and shall continue for a term of five (5) years except to the extent that it is extended in accordance with Clause 1.3 for specific Capacity Orders, and provided that it has not been terminated earlier in accordance with Clause 9.

1.3 Transmission Capacity shall be provided pursuant to Capacity Orders agreed between the Parties. Such Capacity Orders shall state the initial term for which any Transmission Capacity shall be provided. On expiry of such initial term in respect of any Transmission Capacity, such Transmission Capacity shall continue to be provided in accordance with the terms of this Agreement until terminated by either party giving to the other, thirty (30) days prior written notice. If the term for which any Transmission Capacity is to be provided, extends beyond that stated in Clause 1.2, the terms and conditions of this Agreement shall continue in effect in relation to the provision of such Transmission Capacity until the expiry of that term.

                             CONFIDENTIAL TREATMENT

TRANSMISSION CAPACITY AGREEMENT

2.   TRANSMISSION CAPACITY

2.1 Transmission Capacity shall be available from HER in any of the service formats described in the Services Catalogue, as published by HER from time to time. A copy of the current Services Catalogue is attached hereto for reference purposes only.

2.2 Transmission Capacity shall include, if mutually agreed between the parties, Connections provided between HER PoPs and AT&T-Unisource PoPs if specified in the relevant Capacity Orders.


3.   PROVISION OF TRANSMISSION CAPACITY

3.1 Transmission Capacity shall be ordered in accordance with the provisioning process described in Schedule 2. Customer will purchase at lease ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## Transmission Capacity under this Agreement in accordance with Schedule 4 (the "Initial Commitment") unless it is entitled to prematurely terminate this Agreement under the conditions set out in Clause 9. Capacity Order Forms must be used in the format as attached as Schedule 3 (the "Capacity Order Form Sample") or such other format as HER shall provide to AT&T Unisource from time to time provided that any new format does not materially modify the terms of this Agreement.

3.2 For additional requirements beyond those set out in Schedule 4, AT&T-Unisource and HER shall agree the Transmission Capacity to be provided pursuant to a Capacity Order. Except to the extent expressly agreed otherwise in the relevant Capacity Order, such Transmission Capacity shall be provided on the terms and conditions of this Agreement.

3.3 HER is entitled to route AT&T-Unisource traffic through facilities provided by a third party only in any of the following cases:

     3.3.1 to connect AT&T-Unisource PoPs to HER, in which case HER shall consult AT&T-Unisource prior to finalising its choice of local access provider, as detailed in Schedule 2; or

     3.3.2 in cases of emergency to maintain the agreed Service Level Guarantees set out in Schedule 1. In the event that the exercise of HER's rights in this Clause 3.3.2 result in a material adverse change to the 'customer design' of a Circuit, HER shall restore the original design as soon as the reason for the exercise of the right has been resolved, unless the parties agree otherwise.

3.4 Nothing in this Agreement or any Capacity Order gives AT&T-Unisource any right to exclusive possession of any part of the Network.

4.   OBLIGATIONS

4.1  AT&T-Unisource agrees:

     (a) to pay the agreed Charges set out in each relevant Capacity Order in accordance with the provisions of Clause 5;

     (b) to provide HER and, its sub-contractors with access to its PoPs and any other premises, required to enable HER to carry out its obligations under this Agreement.

     (c) to comply with all relevant local, national and supranational laws in each jurisdiction in which HER provides Transmission Capacity to AT&T-Unisource.

4.2  HER AGREES

     (a) to provide Transmission Capacity in accordance with this Agreement and the Schedules forming part thereof;

     (b) that HER will comply with all safety and security requirements notified to HER when accessing AT&T-Unisource PoPs or other premises in order to fulfill its obligations hereunder;

     (c) to comply with all relevant local, national and supranational laws in each jurisdiction in which it provides, either directly or through sub-contractors, Transmission Capacity to AT&T-Unisource.

     (d) not withstanding the other provisions of this Agreement that, the HER backbone network will be designed to be used during and after the calendar year 2000 A.D.

     (e) not withstanding the other provisions of this Agreement that, prior to 31 December 1999, HER will use best endeavours to procure that the access networks under this Agreement will be designed to be used during and after the calendar year 2000 A.D.

5.   CHARGES AND BILLING

5.1 Charges may include both a non-recurring element and a recurring element. The Charges for the Initial Commitment are set out in Schedule 4. Charges for Capacity Orders made after the Initial Commitment shall be agreed and set out in the applicable Capacity Order.

5.2  Non-recurring Charges (where applicable) are due and payable within twenty
     (20) working days of the Actual Delivery Date;

5.3 Recurring Charges shall be payable monthly in advance; the first payment of recurring Charges is due and payable on date of acceptance of the relevant circuit(s) as set out in Schedule 2; Subsequent payments of recurring Charges are due and payable at calendar monthly intervals, on the first day of the relevant month. Where in any calendar month the Transmission Capacity is to be provided for a period less than a full calendar month, the monthly recurring charges shall be pro-rated accordingly;

5.4 Charges are exclusive of VAT and other consumption taxes, unless otherwise stated.

5.5 All payments are to be made net of charges and in the currency specified in the Capacity Order and are to be made to Bank of Ireland or any bank of similar standing, specified by

     HER. Any change in the specified bank will be communicated to AT&T-Unisource no later than ten working days prior to the due date of the next payment.

5.6 Where any payment is due and payable on a particular date, payment shall be credited to HER's bank account by that date. Payment shall only be deemed to have been made on the Value Date in respect of such payment.

5.7 If AT&T-Unisource fails to pay any Charges due within seven (7) working days of the due date for payment, HER shall, without prejudice to any other rights or remedies it might have, be entitled to charge AT&T-Unisource interest on all sums due at the rate of 1.5% per month. Such interest shall be charged from the date payment becomes due until the Value Date (both before and after judgment) and shall accrue on a daily basis.

5.8 In the event that any Charges have not been paid in full to HER within 20 working days of their due date, AT&T-Unisource shall accrue no Credits under Clause 6.3 in any month in which such charges remain outstanding. For the avoidance of doubt, subsequent payment of overdue Charges shall not entitle AT&T-Unisource to Credits which would otherwise have been due to it.

5.9 If AT&T-Unisource should terminate a Capacity Order prior to the end of the initial term specified therein for reasons other than set out in Clause 9, AT&T-Unisource shall pay HER in addition to any outstanding Charges, a cancellation charge equal to twenty five per cent (25%) of the Charges which would have been payable on that Capacity Order had it run its full term.

5.10 HER and AT&T-Unisource shall review the Charges in accordance with the principles set out in Schedule 4.

6.   SERVICE QUALITY

6.1 Transmission Capacity shall be provided in accordance with Schedule 1 (the "Service Level Guarantees"). Both parties shall use best endeavours to comply with the provisions of Schedule 2.

6.2 HER may from time to time vary the technical parameters applicable to the provision of Transmission Capacity (or any service format), whether specified in Schedule 2 or otherwise, so long as quality of service as set out in Schedule 1 and the charges therefor are not adversely affected.

6.3 If a Circuit fails to meet the Service Level Guarantees set out in Schedule 1, during any billing month, subject to Clause 6.4, AT&T-Unisource shall be eligible for Credits against the Charges otherwise payable in respect of the relevant Circuit, as set out in Schedule 1.

6.4 In accordance with Clause 6.3, AT&T-Unisource is entitled to Credits for late delivery of Transmission Capacity, as set out in Schedule 1, provided that, in the event that AT&T-Unisource cancels a Capacity Order under Clause 9.7.1, no Credits shall be payable in respect of that Capacity Order.

TRANSMISSION CAPACITY AGREEMENT

6.5 In no event shall the total Credits payable under Clause 6.3 in respect of any Circuit exceed, in any given month, the monthly Charges payable in respect of that Circuit.

6.6 HER shall issue a Credit note for any Credits to which AT&T-Unisource is eligible within 20 working days following the month in which the Credit arose. Except as stated in Clause 6.4, any Credits outstanding at the expiry or earlier termination of the Term of a Capacity Order shall be paid to AT&T-Unisource within 20 working days of demand.

6.7 The Credits provided for in this Clause shall not apply to the extent that deviation from the Service Levels Guarantees is due to:

     (a) an event of Force Majeure

     (b) for reasons attributable to AT&T-Unisource, an act or omission of AT&T-Unisource, whether or not such act or omission constitutes a breach of this Agreement, including, in the case of failure to comply with a delivery date, AT&T-Unisource's failure to cooperate in the timely completion of Acceptance Tests, or AT&T-Unisource's inability to accept service.

6.8 Except in the case of Persistent Service Failures, AT&T-Unisource's only remedies for deviation from the service levels as set out in Schedule 1 by HER or for failure by HER to meet a delivery date are the Credits provided for in this Clause.

6.9 HER shall have the right from time to time to modify, extend, repair or replace any part of the Network, provided that, after completion of the work such modification or replacement does not materially impair the provision of Transmission Capacity to AT&T-Unisource. The process for carrying out service affecting works is set out in the Schedule 2.

7.   LIABILITY

7.1 In the event of 'direct damages' (that is, damages other than those excluded by Clause 7.3 below), death and personal injury HER shall not be liable for an amount greater than ECU 100,000 per Circuit affected in respect of any single incident or series of related incidents, subject to a maximum of ECU 500,000 for all incidents in any twelve month period.

7.2 Notwithstanding Clause 7.1, HER's liability to the extent that it results from the gross negligence or wilful misconduct of HER's managerial personnel, shall be limited to a maximum amount of ECU 2,000,000 for all incidents in any twelve month period.

7.3 Neither party shall be liable to the other for any indirect or consequential loss or damage. For these purposes, "indirect or consequential loss or damage" includes, but is not limited to, loss of revenue, profit, anticipated savings, business or goodwill, loss or corruption or destruction of data.

8.   FORCE MAJEURE



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


8.1 Subject to Clauses 8.2 and 8.3, neither party shall be held liable by the other for failure in performing any of its obligations under this Agreement or a Capacity Order is such failure is caused by or arises as a result of an event of Force Majeure.

8.2 The affected party shall promptly notify the other party in writing of the occurrence of an event of Force Majeure and the estimated extent and duration of its inability to perform its obligations.

8.3 Upon the cessation of the event of Force Majeure, the affected party shall promptly notify the other party in writing of such cessation and shall resume performance of its obligations.

8.4 Both parties shall use reasonable endeavours to minimise the effects of an event of Force Majeure.

9.   SUSPENSION AND EARLY TERMINATION

9.1 If a party (referred to herein as the "defaulting party") commits any material breach of this Agreement which, in the case of a breach capable of remedy, shall not have been remedied within ten (10) days of a written request to do so being received from the other party, then the other party may terminate this Agreement and any relevant Capacity Orders immediately be giving the defaulting party notice in writing to that effect.

9.2 If a party (referred to herein as the "affected party") has ceased to perform its obligations under a Capacity Order as a result of an event of Force Majeure for a period longer than thirty (30) days, the other party may terminate the relevant Capacity Order immediately by giving the affected party notice in writing to that effect.

9.3 Either party may terminate this Agreement and any Capacity Orders placed hereunder immediately upon giving notice in writing to the other party in the event that the other party becomes bankrupt or insolvent; has sought protection from its creditors under any statue or legal process; has suffered or permitted a trustee, liquidator, receiver, receiver-manager or similar custodian to be appointed or to take possession of its property or assets; has voluntarily or involuntarily commenced proceedings for dissolution, liquidation or winding up; or has ceased to carry on business in the ordinary course.

9.4 On termination of this Agreement and/or any Capacity Order under this Clause 9, HER may require AT&T-Unisource to disconnect all or any customer facilities from the Network. If the termination occurs as a result of an act or omission of AT&T-Unisource, HER may carry out at AT&T-Unisource's own expense all remedial work necessary to restore the Network and PoPs to full working order, to remove cables and apparatus from HER lands or premises and to make good any damage caused by so doing.

9.5 HER shall notify AT&T-Unisource if, in HER's reasonable judgement, AT&T-Unisource is damaging or disrupting the Network and require AT&T-Unisource to immediately rectify the situation. If AT&T-Unisource does not immediately rectify the situation, HER reserves the right to suspend the provision of those services affected, and/or to disconnect the relevant AT&T-Unisource facilities from the Network. HER shall reconnect the AT&T-Unisource facilities as soon as AT&T-Unisource has established to HER's reasonable satisfaction that the cause or potential cause of the damage or disruption has been rectified

TRANSMISSION CAPACITY AGREEMENT

     and the risk removed.

9.6 If either party is at any time in violation of its obligations set out in Clauses 4.1(a), 4.1(c), and/or 4.2(c), respectively, the other party may suspend the performance of its obligations hereunder forthwith upon written notice to the party in violation of its obligations without prejudice to its rights under this Agreement and any relevant Capacity Orders, including its rights to payment. Notwithstanding any other provision of this Agreement, neither party shall have liability towards the other for any loss or damages the party in violation suffers as a consequence of such suspension.

9.7  If the provision of Transmission Capacity in respect of any Circuit is:

     9.7.1 delayed beyond the Committed Delivery Time excess period set out in Schedule 1, paragraph 1,2; or

     9.7.2     subject to Persistent Service Failure;

     AT&T-Unisource shall have the right to terminate the relevant Capacity Order immediately, without incurring a cancellation charge or other penalty, by giving HER notice in writing to that effect.

10.  INFORMATION AND CONFIDENTIALITY

10.1 Each party shall promptly supply to the other such information and assistance which the other may reasonably request to enable it to perform its obligations under this Agreement. Each party shall ensure that information provided to the other party in accordance or in connection with this Agreement is correct to the best of its knowledge at the time it is provided.

10.2 Each party shall keep in confidence all Confidential Information and will not (and will use its reasonable endeavours to ensure that its directors, employees, officers, servants, agents, Associates, sub-contractors and professional advisers will not) disclose such information to any third party other than in accordance with this Agreement. Each party shall exercise no lesser degree of care in relation to Confidential Information than it would apply to its own confidential information.

10.3 The following disclosures shall not constitute a breach of Clause 10.2:

     (a)  a disclosure authorised in writing;

     (b) publication of Confidential Information in accordance with a statutory or other regulatory requirement or pursuant to an order of a court having jurisdiction or tribunal;

     (c) a disclosure made to any regulator or any expert or arbitrator appointed in accordance with the provisions of this Agreement to the extent that such disclosure is a legal requirement; or

     (d) a disclosure made to a financial institutions, a lender of funds or a financial advisor where such disclosure is required as part of an arrangement for the financing or refinancing of such party; or

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
TRANSMISSION CAPACITY AGREEMENT


     (e) a disclosure to Associates of the party provided that any third party which receives Confidential Information pursuant to this provision has agreed to be bound by the restrictions contained in Clauses 10.2,
          10.3 (a)-(e) and 10.4 (a)-(e) in the same manner as if it were a party to this Agreement.

10.4 The provisions of Clause 10.2 do not apply to any Confidential Information which:

     (a) enters into the public domain other than by a breach of this Agreement;

     (b) is known to the party to which it is disclosed prior to its disclosure;

     (c) is independently generated, developed or discovered at any time by or for the party to which it is disclosed;

     (d) is disclosed by a third a party without any restriction on further disclosure; or

     (e) is necessary for the purposes of permitting a party to perform its obligations under this Agreement or a Capacity Order provided that any third party which receives Confidential Information pursuant to this provision has agreed to be bound by the restrictions contained in Clauses 10.2, 10.3 and 10.4 (a)-(e) in the same manner as if it were a party to this Agreement.

10.5 Confidential Information shall only be used for the purposes for which it was disclosed and/or for the purposes of performing the obligations of the parties under this Agreement or a Capacity Order.

10.6 The obligations of confidentiality in this Clause 11 shall continue for five (5) years following the termination of this Agreement.

10.7 Should HER wish to publicise the existence of this Agreement for the purpose of its marketing activities, it shall seek AT&T-Unisource's prior written approval for the content and format of such publicity, which consent shall not unreasonably be withheld. Subject to the foregoing, neither party shall make any press announcements concerning this Agreement or Capacity Order or publicise this Agreement or Capacity Order in any way without the prior written consent of the other party.


11.  INTELLECTUAL PROPERTY RIGHTS

11.1 Nothing in this Agreement or a Capacity Order shall be construed as conferring any license to intellectual property or as an assignment of the intellectual property rights of one party to the other party.

11.2 AT&T Unisource shall indemnify and save HER harmless from any loss, damage, liability or expense incurred by HER arising out of any infringement of the intellectual property rights of third parties related to AT&T-Unisource's use of the Network or of the services provided by HER pursuant to this Agreement.

11.3 HER shall indemnify and save AT&T-Unisource harmless from any loss, damage, liability or expense incurred by AT&T-Unisource arising out of any infringement of the intellectual property rights of third parties by HER related to HER's operation of the Network or the provision of services to AT&T-Unisource pursuant to this Agreement.

12.  ASSIGNMENT

12.1 This Agreement is personal to the parties hereto and neither party shall without the prior written consent of the other assign, charge or otherwise deal with the whole or any part of this Agreement or any Transmission Capacity provided hereunder or its rights or obligations under this Agreement, provided that such consent shall not be unreasonably withheld or delayed in the case of an assignment to a Group Company.

12.2 In the event of an assignment under Clause 12.1, the assignor shall provide at least fourteen (14) days prior written notice of such assignment to the other party and the assignee shall enter into an agreement with the other party whereby the assignee shall agree to be bound by the terms of this Agreement or the relevant Capacity Order, as appropriate, and if required by the other party the assignor shall guarantee the performance of this Agreement or the relevant Capacity Order, as appropriate, by the assignee.

12.3 Notwithstanding Clause 12.1, HER may assign this Agreement to a Group Company without the consent of AT&T-Unisource, or to a lender as security for the repayment of loans by HER or a Group Company of HER, but in the case of such an Assignment HER shall remain liable for performance of the terms of this Agreement and the relevant Capacity Order.

13.  DEFINITION AND INTERPRETATION

13.1 In this Agreement, words and expressions shall have the meanings ascribed to them in Appendix A.

13.2 All documentation exchanged between the parties pursuant to this Agreement shall be in English.

13.3 The following documents form part of this Agreement, and any inconsistencies between them shall be resolved in the following, decreasing, order of precedence,:

     (a)  the express terms of any Capacity Orders agreed under this Agreement;

     (b)  the main body of this Agreement and Appendix A;

     (c)  Schedule 1;

     (d)  Schedules 2, 3 and 4.

13.4 References in this Agreement to HER and AT&T-Unisource shall include their respective employees, agents, successors (whether by operation of law or otherwise) and permitted assigns.

13.5 Headings are included in this Agreement for ease of reference only and shall not affect the interpretation or construction of this Agreement.

TRANSMISSION CAPACITY AGREEMENT


14.  ENTIRE CONTRACT

     This Agreement and the Capacity Orders pursuant hereto represent the entire understanding between the parties in relation to the leasing of Transmission Capacity and supersedes all prior agreements and representations, whether oral or in writing.

15.  VARIATION

     No variation, modification or addition to or cancellation of any provision of this Agreement or any Capacity Order shall be effective unless agreed in writing by a duly authorised representative of HER and AT&T-Unisource.

16.  NO WAIVER

16.1 Failure by either party at any time to enforce any of the provisions of this Agreement or any Capacity order shall neither be construed as a waiver of any rights or remedies hereunder nor in any way affect the validity of this Agreement or the Capacity Order or any part of them, and no waiver of a breach of this Agreement or the Capacity Order shall constitute a waiver of any subsequent breach.

16.2 Termination of this Agreement or a Capacity Order shall not operate as a waiver of any breach by a party of any of the provisions thereof and shall be without prejudice to any rights or remedies of either party which may arise as a consequence of such breach or which may have accrued hereunder up to the date of such termination.

16.3 No waiver of a breach of this Agreement or a Capacity Order shall be effective unless given in writing.

17.  NO PARTNERSHIP

     Nothing in this Agreement or any Capacity Order shall be deemed to constitute a partnership or joint venture between the parties or to constitute one party the agent of the other for any purpose whatsoever.

18.  SURVIVAL

     Notwithstanding anything in Clause 1.2, the provisions of this Clause and Clauses 6.5, 7, 8, 9.4, 9.6, 10.6, 19, 20 and 21 shall survive termination of this Agreement.

19.  SEVERABILITY

19.1 The invalidity or unenforceability for any reason of any part of this Agreement shall not prejudice or affect the validity or enforceability of the remainder of this Agreement.

TRANSMISSION CAPACITY AGREEMENT



19.2 If further lawful performance of this Agreement or any Capacity Order or any part of them shall be made impossible by the final judgement or final order of any court having jurisdiction, commission or government agency or similar authority having jurisdiction over either party, the parties shall forthwith use their best endeavours to agree amendments to this Agreement or the relevant Capacity Order so as to comply with such judgement or order and resume performance.

20.  NOTICES

20.1 Except in cases where Schedule 2 makes express provision otherwise, any notice given under this Agreement shall be in writing and sent or delivered:

          in the case of AT&T-Unisource, to:

          Spicalaan 1-59,
          2123 JG Hoofddorp
          the Netherlands,
          Attn: Director, Network Transmission and Supplier Management With a courtesy copy to General Counsel at the same address or, in the case of HER, to:

          Hermes Europe Railtel (Ireland) Limited

          2 Harbourmaster Place
          Custom House Dock
          Dublin 1
          Ireland

          Attn:  Managing Director

          WITH A COPY TO:

          Hermes Europe Railtel
          Terhulpsesteenweg 6A
          1560 Hoeilaart
          Belgium

          Attn: Managing Director

20.2 Any notice or communication shall be deemed to have been received:

     o    if sent by facsimile transmission, when sent;

     o    if delivered by hand (including courier) when delivered;

     o if sent by air mail (where appropriate), five (5) working days after posting; or

     o if sent by ordinary first class mail (where the recipient is within the same jurisdiction as the sender), two (2) working days after posting.



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TRANSMISSION CAPACITY AGREEMENT




     In proving posting it shall be sufficient to show that the envelope containing such notice or communication was properly addressed, stamped and posted.

20.3 Either party may amend its address and facsimile number specified in Clause
     20.1 by written notice to the other party.

21.  DISPUTE RESOLUTION AND GOVERNING LAW

21.1 Any dispute, controversy or claim arising under, out of or relating to this Agreement, including any questions regarding its existence, or termination shall first be referred for resolution in accordance with the escalation procedure set out in the Schedule 2.

21.2 This Agreement shall be governed by and construed in accordance with Dutch law.

21.3 The parties hereby submit to the non-exclusive jurisdiction of the Dutch Courts and waive any objection to proceedings in such courts on the grounds of venue or on the grounds that proceedings have been brought in an inconvenient forum.

SIGNED in twofold by a duly authorised representative:

         /s/ [ILLEGIBLE]                             for and on behalf of
      ---------------------------------              HERMES EUROPE RAILTEL
                                       )             (IRELAND) LIMITED
                                       )
                                       )
                                       )
      ---------------------------------

         /s/ [ILLEGIBLE]                             for and on behalf of
      ---------------------------------              AT&T-UNISOURCE
                                                     COMMUNICATIONS
                                                     SERVICES V.O.F.
                                       )
                                       )
                                       )
                                       )
                                       )
      ---------------------------------
       Chief Operations Officer

         /s/ [ILLEGIBLE]                             for and on behalf of
      ---------------------------------              AT&T-UNISOURCE
                                       )             COMMUNICATIONS
                                       )             SERVICES V.O.F.
                                       )
                                       )
       Chief Financial Officer

                                   APPENDIX A

In this Agreement, including the Schedules, words and expressions shall have the meanings ascribed to them below;

"Actual Delivery Date"               as defined in Schedule 2.

"AT&T-Unisource Points               nodes on AT&T-Unisource's network which
of Presence or PoPs                  are designated as Termination Points.

"Capacity Order"                     the terms for the leasing of Transmission
                                     Capacity as agreed between the parties
                                     and recorded in a Capacity Order Form
                                     signed by both Parties.

"Charges"                            the Charges set out in each Capacity Order.

"Circuit"                            a transmission path between two Termination
                                     Points.

"Confidential Information"           all information, of any nature, provided by
                                     one party to the other in connection with this Agreement save for information which the originating party has expressly identified as being non-confidential.

"Connections"                        the connections between AT&T-Unisource
                                     PoPs and the Network which AT&T-Unisource asks HER to provide pursuant to this Agreement.

"Credits"                            the credits against Charges calculate in
                                     accordance with Schedule 1.

"Force Majeure"                      any cause beyond a party's reasonable
                                     control affecting its performance of its obligations hereunder either affecting the party itself or a subcontractor used for the performance of its obligations including but not limited to acts of God, insurrection or civil disorder, war or military operations, national or local emergency, acts or omissions of Government or regulatory authority, industrial disputes of any kind (not involving that party's employees), fire, flood, lightning, explosion, subsidence, inclement weather, interruptions to the provision of electricity, acts or omissions of persons or bodies for whom the affected party is not responsible

"Group" an economic unit in which legal persons are partnerships are united in one organisation, as defined in section 2:24b of the Dutch Civil Code (1992).

"Group Company"                      a legal person or partnership which is
                                     united with one or more other legal persons or partnerships in a group as defined in section 2:24b of the Dutch Civil Code
                                     (1992).

"HER Points of Presence"
or "PoPs"                            nodes on the Network which are so
                                     designated by HER.

"Network"                            the Hermes Europe Railtel TransEuropean SDH
                                     Network operated by Hermes Europe Railtel
                                     B.V.

"Persistent Service Failure"         a failure to perform in accordance with the
                                     Service Level Guarantees for three months in any Calendar year.

"Service Level Guarantees"           quality of service levels for the provision
                                     of Transmission Capacity as defined in
                                     Schedule 1.

"Services Catalogue"                 the document describing the service formats
                                     in which Transmission Capacity is
                                     available from HER as published by HER from time to time.

"Termination Points"                 termination points, being either HER or
                                     AT&T-Unisource PoPs, identified in a
                                     Capacity Order.

"Transmission Capacity"              bandwidth in the formats described in the
                                     Service Catalogue provided by HER between Termination Points.

"Value Date"                         the date upon which the transfer of the
                                     Charges is completed; that is, the Charges appear as a credit on HER's bank account.

TRANSMISSION CAPACITY AGREEMENT



                                   SCHEDULE I

                              SERVICE LEVEL GUARANTEES

HER offers guarantees on the delivery and availability of Transmission Capacity as set out below. Please refer to the "HER Services Catalogue" for a description of the service formats in which HER provides Transmission Capacity.

1.   DELIVERY

1.1  Delivery Guarantees

---------------------------------------------------------------------------------------------
Service Level          Guarantee                   Credits Calculation if service level is
                                                   not met
---------------------------------------------------------------------------------------------
Delivery Date          By Committed Delivery       5% of Monthly Circuit Charge per
 - Integrated Service  Date                        week or part of week delayed
---------------------------------------------------------------------------------------------

The Committed Delivery Date is stated in each Capacity Order. HER is considered to have met this date if on or before then HER has issued the "HER BIS Test Report" to Customer as part of the hand over procedure (see Schedule 2). HER shall be entitled to revise the Committed Delivery Date after it has provided a signed Capacity Order to the Customer if:

1.   AT&T-Unisource does not sign and return the Capacity Order within 3 days;

2. HER is unable to access AT&T-Unisource PoP in a timely manner during either installation or BIS testing processes.

If HER has problems accessing AT&T-Unisource PoPs HER will notify AT&T-Unisource in accordance with the procedure set out in Schedule 2.

For the avoidance of doubt if BIS testing performed by AT&T-Unisource is unsuccessful, and this is verified as a problem caused by HER, then the Actual Delivery Date will be revised accordingly.

1.2  Cancellation rights

If HER is excessively late in providing the Transmission Capacity, AT&T-Unisource is entitled to cancel the Capacity Order, in lieu of Credits but without any cancellation charge applying. The timescales are:

1.   Integrated Service - 4 weeks from Committed Delivery Date;

TRANSMISSION CAPACITY AGREEMENT



2.   AVAILABILITY GUARANTEES

2.1  Standard

--------------------------------------------------------------------------------
Service Level       Guarantee            Credits Calculation if service level is
                                         not met
--------------------------------------------------------------------------------
Availability        99.9-99.5            10% of monthly circuit Charges
(monthly)           Below 99.5 - 99.0    20% of monthly circuit Charges
                    Below 99.0 - 97.5    40% of monthly circuit Charges
                    Below 97.5          100% of monthly circuit Charges
--------------------------------------------------------------------------------

Availability is calculated on a monthly basis as follows:

(Total time - Sum of all events of unavailable time as agreed during fault clearance) = 100
--------------------------------------------------------------------------------------------
                                      Total time.

Per event, unavailable time begins at time of AT&T-Unisource problem reporting, or HER problem detection, whichever is earlier. Unavailable time ends as agreed between HER and AT&T-Unisource during fault clearance; this is documented in the "Fault Clearance Report". (see Schedule 2) Unavailable time is measured between HER demarcation of responsibility points as defined on Capacity Order. Outages prolonged by inability to access AT&T-Unisource PoP are excluded.

Months are calendar months. Therefore, for the avoidance of doubt, the amount of unavailable time, during a 30-day calendar month, before Credits are due is 43.2 minutes.

Where a circuit is partially unavailable (e.g. one VC-12 path is affected on a 34 Mb/s service), the credit calculation is pro-rated according to the percentage bandwidth affected.

Effect of planned works on unavailability measurements

Planned works within the following criteria are excluded from availability calculations:

Up to 2 instances of planned works per month each with a maximum duration of 2 hours. Planned works must be scheduled with at least 15 days notice to qualify under these criteria. Subject to its other customer commitments HER will use reasonable endeavours to carry out planned works within the preferred down-time windows notified to HER by AT&T-Unisource. If agreement cannot be reached, HER will decide the time and date at its discretion, but with the objective to minimise AT&T-Unisource inconvenience.

Unless otherwise agreed by AT&T-Unisource, failure to meet the above criteria will be included in the monthly service availability calculations. That is, where planned works exceed their scheduled time or maximum time, the excess time is considered as unavailable time. Where planned works are scheduled with less than 15 days notice, or if there have been 2 prior planned works in the same month, the actual planned works duration is considered as unavailable time.

TRANSMISSION CAPACITY AGREEMENT


                                   SCHEDULE 2

                          SERVICE MANAGEMENT PROCESSES

At the time of signature of the Agreement, the Service Management Process is being finalised between the parties. Both parties undertake to negotiate the Service Management Process in good faith and intend to incorporate it into this Agreement within one month of the date hereof.

TRANSMISSION CAPACITY AGREEMENT


                                   SCHEDULE 3

                         CAPACITY ORDER FORMS (SAMPLE)

                             CONFIDENTIAL TREATMENT

[HERMES EUROPE RAILTEL LOGO]                                 CAPACITY ORDER FORM

--------------------------------------------------------------------------------

                                                        Capacity Order ID
                                                                          ------

1.   SERVICE TYPE

     Point-to-point service   SERVICE LEVEL

     Integrated     [ ]       Premium    [ ]

     Backbone       [ ]       Standard   [ ]

2.   CAPACITY CONFIGURATION

     Bandwidth      'A' end configuration       'B' end configuration      Framing
     ---------      ---------------------       ---------------------      -------
     2   [ ]        Interface & Connector       Interface & Connnector     Framed   [ ]
                    ---------------------       ----------------------
     34  [ ]                                                               Unframed [ ]
                    ---------------------       ----------------------
     45  [ ]
     140 [ }

Details of the service formats under which Transmission Capacity is provided are documented in the "HER Services catalogue". If required, additional detail will be annexed to this Capacity Order as "Customer Design".

3.   CUSTOMER DELIVERY

     Requested Delivery Date
                                       ----------
     HER Committed Delivery Date
                                       ----------


Termination details 'A' end                                Termination details  'B' end
-----------------------------                              ----------------------------
                                   Pt. of demarcation
-----------------------------                               ------------------------------
                                   Address

-----------------------------                               ------------------------------

-----------------------------                               ------------------------------

-----------------------------                               ------------------------------

                                   Floor & room number
-----------------------------                               ------------------------------
                                   Postcode & City
-----------------------------                               ------------------------------
                                   Country
-----------------------------                               ------------------------------
                                   Contact Person
-----------------------------                               ------------------------------
                                   Phone number
-----------------------------                               ------------------------------
                                   Fax number
-----------------------------                               ------------------------------
                                   E-mail
-----------------------------                               ------------------------------

4.   PAYMENT TERMS

   Non-Recurring Charge    Recurring Charge    Billing period     Initial Term    Currency     VAT rate

   --------------------    ----------------    --------------     ------------    --------     --------

-------------------------------------------------------------------------------------------------------

The charges quoted do not include VAT.

-------------------

[HERMES EUROPE RAILTEL LOGO]                                 CAPACITY ORDER FORM

--------------------------------------------------------------------------------

                                                Capacity Order ID
                                                                 --------------


5.   CUSTOMER CONTACTS AND INFORMATION

     Commercial                                                   Billing
     ----------                                                   -------

                                             Company  name
-----------------------------------                              ------------------------------
                                             Address
-----------------------------------                              ------------------------------

-----------------------------------                              ------------------------------

-----------------------------------                              ------------------------------
                                             Postcode & City
-----------------------------------                              ------------------------------
                                             Country
-----------------------------------                              ------------------------------
                                             Contact Person
-----------------------------------                              ------------------------------
                                             Phone number
-----------------------------------                              ------------------------------
                                             Fax number
-----------------------------------                              ------------------------------
                                             E-mail
-----------------------------------                              ------------------------------
                                             VAT number
                                                                 ------------------------------

6.   HER CONTACTS

     Commercial                                                   Delivery of Capacity
     ----------                                                   --------------------

                                             Contact Person
-----------------------------------                              ------------------------------
                                             Phone number
-----------------------------------                              ------------------------------
                                             Fax number
-----------------------------------                              ------------------------------
                                             GSM
-----------------------------------                              ------------------------------
                                             E-mail
-----------------------------------                              ------------------------------


7.   SPECIAL CONDITIONS











8.   CUSTOMER DECLARATION & SIGNATURE

     No contractual commitment under this Capacity Order will arise until the Customer has provided written acceptance of the
     Committed Delivery Date by signing below.  The Customer accepts the terms and conditions attached to this Capacity Order.


     Signed by a duly authorised representative of *             Signed by a duly authorised representative of
                                                                 Hermes Europe Railtel (Ireland) Ltd.

     Signature                                                   Signature
                  -----------------------------------                          --------------------------------------
     Name                                                        Name           Gerard Caccappolo
                  -----------------------------------                          --------------------------------------
     Position                                                    Position       General Manager
                  -----------------------------------                          --------------------------------------
     Date                                                        Date
                  -----------------------------------                          --------------------------------------


----------------------------
* please insert full legal name of company

                             CONFIDENTIAL TREATMENT

TRANSMISSION CAPACITY AGREEMENT

                                   SCHEDULE 4

                           PART I: INITIAL COMMITMENT

AT&T-Unisource agrees to lease ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## of Transmission Capacity on the following terms:

1.   The Transmission Capacity will be leased between the AT&T-Unisource
     Points of Presence between any of the following cities: London, Amsterdam, Frankfurt (From 20 April, 1998 only) Brussels and Paris. AT&T-Unisource and HER are developing a detailed migration list for the ordering of the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. Notwithstanding this, AT&T-Unisource undertakes to order the E1's from HER as follows:

     o ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will be ordered no later than June 1998 for requested delivery no later than 1 September 1998

     o ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will be ordered no later than October 1998 for requested delivery no later than 1 December 1998

2.   Each E1 will be leased for a term of three years from its Actual Delivery
     Date.

3. A price of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## per E1 (or E1 equivalent i.e. an E3 may be purchased at ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## price) subject to review under paragraph 4 below.

4. The prices will be reviewed on 1 October 1999, and annually thereafter, in accordance with Schedule 4 Part II. E1s forming part of this initial commitment that have a requested delivery date falling after 1 September 1998 will not be reviewed on 1 October 1999 but will form part of the future reviews.

5. Non-recurring installation charges for the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## of Transmission Capacity will be ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## in total, payable on 1 April 1998 regardless of when these E1 circuits are to be installed by HER

6. A 1 month free of charge test period will be granted to AT&T-Unisource after delivery of each of the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## equivalents forming part of this initial commitment;

7. Notwithstanding Clause 5 of the main body of this Agreement, this first year's Charges will be payable as follows:

     ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

     Irrespective of when the Capacity Orders are placed.
     For each E1 equivalent, charging on a monthly basis, in accordance with Clause 5 of the main body of the Agreement shall commence, thirteen months from the Actual Delivery Date of that E1 equivalent.

8. For tracking/administrative purposes, notwithstanding that the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## initial commitment is ordered by AT&T-Unisource under the terms hereof, AT&T-Unisource undertakes to issue Capacity Orders for each of the E1s forming part of the initial commitment. The Capacity Orders will be issued by AT&T-Unisource as soon as possible but in any case, prior to the Committed Delivery Dates.

                             CONFIDENTIAL TREATMENT

                  PART II - PRICE REVIEW AND FURTHER ORDERING

1.   Definitions of this Part

--------------------------------------------------------------------------------
"Annual Value"      The total Annual Value of Transmission Capacity leased by
                    Customer under Capacity Orders measured in kECUs of annual expenditure.
--------------------------------------------------------------------------------
"Competitor's       An individual competitor's average prices for similar
Applicable          services on the same routes as those which CUSTOMER has
Charges"            under contract with HER at the time of review.
--------------------------------------------------------------------------------
"HER Applicable     The cost of Transmission Capacity between defined
Charges"            Termination Points based on the average Charges for the
                    Capacity determined in accordance with the Table of Charges.
                    The average Charges are the Charges due when dividing the
                    Annual Value by 2.
--------------------------------------------------------------------------------
"Table of           The Table of Charges in section 1.2 below.
Charges"
--------------------------------------------------------------------------------
"Thresholds"        The applicable amount of the Annual Value of Capacity
                    Orders from time to time as calculated by HER.
--------------------------------------------------------------------------------

2.   Table of Charges

2.1  Non-recurring Charges:

-------------------------------------------------------------------------------
Presentation at          Non-recurring
Customer POP             Charge (kECU)
G.703 @ 2 Mb/s           ##MATERIAL OMITTED AND SEPARATELY FILED
G.703 @ 34 Mb/s          UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
G.703 @45 Mb/s
          STM-1
-------------------------------------------------------------------------------


If there is available capacity from a previously implemented connection (ie. STM-1 with only 1 VC-3 in use), then no non-recurring Charge will apply to Capacity Orders that use this available capacity.

                             CONFIDENTIAL TREATMENT

TRANSMISSION CAPACITY AGREEMENT

2.2 RECURRING CHARGES

The recurring Charge for Standard service level for Point-to-point transmission capacity (Integrated Service) for ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## is calculated using the following table (all prices are in kECU/yr., excluding VAT):


Annual Value   E1      E1      E1      E3      E3      E3      VC3     VC3     VC3     VC4     VC4     VC4
(kECU/yr.)     Zone 1  Zone 2  Zone 3  Zone 1  Zone 2  Zone 3  Zone 1  Zone 2  Zone 3  Zone 1  Zone 1  Zone 3
------------   ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT##

The following conditions apply when using this table:

a) To calculate the Charges for a new Capacity Order, HER shall establish the Annual Value under contract at the time of Capacity ordering and apply the Charges according to the relevant threshold.

b) If the Annual Value is on the cusp of Thresholds (e.g. exactly 10000) the higher threshold is deemed to apply.

c) The Charges shown apply to incremental Transmission Capacity contracted for once the Thresholds indicated have been reached; they are not overall average prices.

d) In the event that multiple orders are placed at the same time HER undertakes to calculate the Annual Value decreases, HER shall be entitled to adjust the Charges of the remaining Capacity Orders in accordance with the Table of Charges.

f) The Table of Charges applies to AUCS POPs within cities on the HER Rollout Schedule. Other locations will be quoted separately.

3.   Term Discount

Term discounts can be applied to each Capacity Order as per the following table:

Contract                         Discount
term                             percentage
(yrs)
 ##MATERIAL OMITTED AND           ##MATERIAL OMITTED AND
 SEPARATELY FILED UNDER           SEPARATELY FILED UNDER
 A REQUEST FOR                    A REQUEST FOR
 CONFIDENTIAL TREATMENT##         CONFIDENTIAL TREATMENT##

                             CONFIDENTIAL TREATMENT

TRANSMISSION CAPACITY AGREEMENT



4.   Capacity Definitions:

The Table of Charges is based on the following definitions:

                    Capacity       Bandwidth      Presentation
                                   (Mb/s)
                    El             2.048          G.703 @ 2 Mb/s
                                                  STM-1 / VC-12
                    E3             34             G.703 @ 34 Mb/s
                    VC-3           45             G.703 @ 45 Mb/s
                                                  STM-1 / VC-3
                    VC-4           140            STM-1 / VC-4

5.   Zoning Overview

Ring configurations will be provided upon request.


   AMS ANT BAR BER BRU COP DUS FRA GEN HAM LON LUX MAD MIL MUN PAR ROT STO STU ZUR
AMS
ANT
BAR                      ##MATERIAL OMITTED AND SEPARATELY
BER                        FILED UNDER A REQUEST FOR
BRU                        CONFIDENTIAL TREATMENT##
COP
DUS
FRA
GEN
HAM
LON
LUX
MAD
MIL
MUN
PAR
ROT
STO
STU
ZUR

                             CONFIDENTIAL TREATMENT

TRANSMISSION CAPACITY AGREEMENT




6.   Review Of The Table Of Charges

a) HER undertakes to review the Charges set out in the Table of Charges, on the date set out in Part 1 of this Schedule, and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## thereafter, at Customer request. After concluding the review the Table of Charges shall be amended and applied to existing Capacity Orders with original contract terms of 3 years or more, in accordance with the principles set out in section 2.2 above.

b) If, after the review in a) above, AT&T-Unisource can demonstrate that the HER Applicable Charges are more than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## than a Competitor's Applicable Charges then AT&T-Unisource shall be entitled to terminate the applicable Capacity Order(s) with 30 days notice without penalty or liability with respect to the Capacity Order(s) affected. If such cancellation occurs, HER shall be entitled to adjust the Charges for remaining Capacity Orders in accordance with section 2.2 above.

c) In the event of a dispute as to whether AT&T-Unisource has established valid Competitor's Applicable Charges, either party may refer the matter to an expert for resolution, in accordance with the following procedure:

     i) The independent expert shall be agreed by the parties or, if the parties do not find an agreement within 14 days, by the President of the Rotterdam Chamber of Commerce;

     ii) The expert shall accept written representations in English from both parties;

     iii) The expert shall render his opinion in English within two months of being appointed, stating his reasons;

     iv)  The costs of the expert shall be borne equally between the parties;

     v)   The parties agree to be bound by the expert's opinion.

d) During the dispute resolution process, the Capacity Orders and the obligations thereunder shall continue to exist and AT&T-Unisource shall continue to pay the Charges established prior to the price review, Provided That, if Charges are reduced as a result of the price review the reduction shall apply retrospectively from the date of the price review and HER shall issue a credit note accordingly.

[LOGO]
HERMES EUROPE RAILTEL                                          SERVICE CATALOGUE
Terhulpsesteenweg 6A
1560 Hoeilaart, Belgium
--------------------------------------------------------------------------------
HERMES EUROPE RAILTEL (HER) IS THE PAN-EUROPEAN CARRIERS' CARRIER

HER is constructing and operating a fibre-optic network connecting major cities in Europe. HER's objective is to become the leading pan-European provider of high quality Trans-border managed capacity to telecommunications carriers. As a single source for carriers requiring international transport services, our promise is "Complexity Made Simple".

SERVICES TO WHERE YOU NEED THEM

We provide Trans-border clear bandwidth transmission services between any customer-designated locations in all countries where HER operates. We achieve this through the use of Access network providers who extend our service offering to your location. Our services coverage is increasing as our network is deployed (shaded areas indicate HER services availability):



     1st Half '98
        [MAP]       The cities with HER node locations as
                    shown on the left are:

                    Amsterdam
                    Antwerp
                    Brussels
                    Dusseldorf
                    Frankfurt
                    Geneva
                    London
                    Munich
                    Paris
                    Rotterdam
                    Stuttgart
                    Zurich

     End 1998

       [MAP]        The following cities will be added by
                    end 1998:

                    Barcelona
                    Berlin
                    Copenhagen
                    Gothenburg
                    Hamburg
                    Madrid
                    Milan
                    Stockholm

[LOGO]
HERMES EUROPE RAILTEL                                          SERVICE CATALOGUE
--------------------------------------------------------------------------------


                      POINT-TO-POINT TRANSMISSION SERVICES

HER provides "Integrated" service as a superior alternative to International Private Leased Circuits (IPLCs). IPLCs are formed by combining two or more circuits generally without anyone being responsible for the end-to-end service quality. There is also a limited range of bandwidths available, and provisioning times are often very long.

"Integrated" service is an end-to-end service where HER is your sole contact for all aspects of the service, and HER guarantees the end-to-end performance of this circuit as shown in the diagram below:

                               Integrated Service
                                    [CHART]


One-Stop Shop service is where HER customers prefer to contract with Access providers directly. However, HER will again manage the service end-to-end, providing customers with a single point of contact.

Bandwidth and interfacing combinations available to the Customer locations are:

                         -----------    ---------------------
                          Bandwidth     Customer interfacing
                         -----------    ---------------------
                         1.984 Mb/s     G.703 @ 2.048 Mb/s
                         2.048 Mb/s     G.703 @ 2.048 Mb/s
                                        V.35 @ 2.048 Mb/s

                         34 Mb/s        G.703 @ 34 Mb/s
                                        16*G.703 @ 2.048 Mb/s

                         45 Mb/s        G.703(T3) @ 45 Mb/s
                                        STM-1 / VC-3

                         140 Mb/s       G.703 @ 140 Mb/s
                                        STM-1 / VC-4
                         -----------    ---------------------

HER's services are offered under a tailored commercial arrangement that will be price competitive no matter how large or small our customer requirement is. We also offer a full range of options on contract term, payment plans, and significant volume discounts. As a single supplier, customers can achieve volume discounts not available in the current distributed IPLC market.

[HERMES EUROPE RAILTEL LOGO]                                   SERVICE CATALOGUE
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                      VIRTUAL INFRASTRUCTURE SERVICE (VIS)

VIS is targeted at customers that require an international backbone network, but are concerned about entering into long-term, inflexible commitments in today's rapidly changing marketplace. It is a new network solution where today's options are either a multitude of IPLCs or building one's own infrastructure. VIS is a strategic supplier agreement offering commercial and operational terms not available elsewhere.

VIS connect a set of customer locations with diversified, high capacity SDH connections, but charges customers only for the actual bandwidth required.

                                    [CHART]

This gives tremendous flexibility:

o rapid provisioning in that additional bandwidth can be provisioned in 24 hours. Capacity planning can be done with a "just-in-time" philosophy thereby avoiding over and under-utilised channels.

o rearrangements at no cost can be effected remotely. Circuits can be moved in the event that capacity requirements are reduced on a given route.

VIS implementation is co-ordinated by HER working with customers' operations responsible, where VIS Access (connection of Customer location to the service) and the initial set of VIS Bandwidth (actual bandwidth configured between Customer locations) is agreed.

Standard design criteria for VIS Access include:

o    diverse fibre entry at Customer location

o    STM-1 interface to Customer equipment

o    fully diverse routing

This is done separately for each Customer location. HER will then project manage the delivery of VIS Access to each location to an agreed date.

Upon completion, customer is ready to order VIS Bandwidth between any Customer locations connected to VIS. The combinations of VIS Access and VIS Bandwidth that can be ordered and configured include:

                                    [CHART]

VIS Access          VIS Bandwidth
---------------     -------------
STM-1 or higher     n = VC-12
                    n = VC-3
                    VC-4

PDH combination
n*45 Mb/s           n*45 Mb/s
n*34 Mb/s           n*34 Mb/s
n*2 Mb/s            n*2 Mb/s

The commercial terms are simple: VIS Access comes with a non-recurring Charge, and VIS Bandwidth has a fixed price per 2 Mb/s of bandwidth regardless of routing, with a progressive volume discount scheme.

[LOGO]
HERMES EUROPE RAILTEL                                         SERVICE CATALOGUE
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                                  RING SERVICE

Customer leases one or multiple VC-4 rings of HER bandwidth, and a number of Customer Access Points (CAP) from where the ring can be accessed.

                                    [CHART]

Customer directly controls and manages the establishment of paths (VC-3, VC-12) within a ring, and between rings. Any protection switching required must be performed by the customer termination equipment, or at the application layer.

HER configures VC-4 point-to-point paths between CAPs. Each point-to-point VC-4 path is end-to-end physically diverse from other paths on the ring, but is not configured with standby protection bandwidth. Additional Rings can be layered on top of existing Rings, or new Rings can be created with different CAPs connected.

The customer benefits from:

"VPN" functionality. Customer has direct control over the "SDH subnet" (i.e. configuration of VC-3 and VC-12 paths) within the ring. Configuration changes can be made directly, at any time, with no HER involvement.

Cost reduction. As HER is not required to configure "idle" protection bandwidth, nor to manage lower order circuits, lower unit cost can be achieved. Customer can optimise Ring usage depending on the volume and protection requirements of individual applications.

Bandwidth and interfacing combinations available to Customer Access Points are:

------------------------------------
Bandwidth       Customer interfacing
------------------------------------
n*VC-4 Mb/s        n*STM-1
                (electrical/optical)
------------------------------------

Commercially, Ring Service can be a more attractive option for medium to large capacity carrier backbones compared to leasing multiple point-to-point circuits. An incremental discount scheme ensures that customers receive significant volume benefits.

[LOGO]

HERMES EUROPE RAILTEL                                          SERVICE CATALOGUE
--------------------------------------------------------------------------------

                                SERVICE QUALITY

HER clearly understands that international capacity is mission-critical to its customers, and will demonstrate that this trust is well placed.

Availability is first priority
Service availability is guaranteed backed by credits in two ways:

o    on-time service delivery

o    monthly service availability of 99.9%

HER is confident that these parameters will be met due to a number of preventive measures:

o a meshed network topology design where multiple routes exist between endpoints

o standard service design that each individual circuit is configured with a diversely routed standby protection circuit (except Ring Service)

o tight integration between the HER backbone network and those of its Access network suppliers

o 24/7 NOC centrally monitoring and controlling a uniform SDH network platform

o    extensive security measures

An end-to-end managed service offering

HER will function as a true Single Point of Contact for all services aspects. This can significantly reduce your international telecoms administration costs, as HER will do the work for you. This also allows us to be more responsive to your particular needs.

o    a service design that is customisable is agreed prior to service contract

o a dedicated person is your single point of contact assigned to manage the implementation of your service

o the results of an acceptance test according to M.2000 standards are included at service "hand over"

o    a monthly "Services Report" tracks how well your services and HER are doing

o    billing and payment is fully customisable to fit in with your requirements

We are specialised in serving the carrier marketplace: come talk to us!